UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2022

Anika Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-21326	04-3145961
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification

32 Wiggins Avenue, Bedford, MA 01730

(Address of principal executive offices) (Zip code)

(781) 457-9000

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANIK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2022, the board of directors adopted and approved, subject to stockholder approval, an amendment, or the Amendment, to the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan as previously amended, or the 2017 Plan. Stockholders approved the Amendment at our Annual Meeting of Stockholders held on June 8, 2022, or the Annual Meeting, as described under Item 5.07 below. The Amendment increases the number of shares of common stock reserved under the 2017 Plan by 250,000 from 4,600,000 to 4,850,000. Additionally, the Amendment provides that all 4,850,000 shares authorized under the 2017 Plan may be granted as incentive stock options in accordance with Section 422 of the Internal Revenue Code of 1986. No other provisions of the 2017 Plan were amended by the Amendment.

A summary of the principal features of the 2017 Plan is included in the proxy statement for the Annual Meeting, which we filed with the Securities and Exchange Commission on April 27, 2022 and which we refer to below as the Proxy Statement. The foregoing description is qualified in its entirety by reference to the text of the 2017 Plan, as amended by the Amendment, which is filed as an exhibit to this Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held the Annual Meeting on June 8, 2022. The board of directors solicited proxies for the Annual Meeting pursuant to the Proxy Statement. There was no solicitation in opposition to the board’s solicitation. A total of 13,222,997 shares of common stock were present in person or by proxy at the Annual Meeting, representing 91.07% of the voting power entitled to vote at the Annual Meeting. Each share of common stock was entitled to one vote with respect to each matter submitted to a vote at the Annual Meeting, and the voting results reported below are final.

The matters considered and voted on by the stockholders at the Annual Meeting and the votes of the stockholders were as follows:

PROPOSAL 1

Stockholders voted as follows with respect to election of each of the director nominees identified in the Proxy Statement:

Nominee	For	Against	Abstain	Broker Non-Votes
Cheryl R. Blanchard, Ph.D.	11,364,225	1,113,796	8,275	736,701
Glenn R. Larsen, Ph.D.	11,977,055	315,809	193,432	736,701

As a result of this vote, Drs. Blanchard and Larsen were elected as Class II directors to serve until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

PROPOSAL 2

Stockholders voted as follows with respect to approval of the Amendment with respect to the 2017 Plan:

For	Against	Abstain	Broker Non-Votes
10,078,047	2,252,365	155,884	736,701

PROPOSAL 3

Stockholders voted as follows with respect to ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022:

For	Against	Abstain	Broker Non-Votes
13,126,419	81,275	15,303	-

PROPOSAL 4

Stockholders voted, on an advisory basis, as follows with respect to compensation paid to our Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
12,145,089	286,360	54,847	736,701

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1†	Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan (as amended effective June 8, 2022)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Date: June 10, 2022	By:	/s/ Cheryl R. Blanchard
Cheryl R. Blanchard
President and Chief Executive Officer